Exhibit 10.28

SURRENDER AND ASSET SALE AGREEMENT

by and among

Rosenthal & Rosenthal, Inc.

As “Seller” and

JP Outfitters, LLC

As “Buyer” And

The J. Peterman Company, LLC

As “Borrower”

May 31, 2019

EXHIBITS

Exhibit A	-	List of Equipment Leases/Potential Liens
Exhibit B	-	Assumed Liabilities
Exhibit C	-	Secured Party’s Bill of Sale – Transfer Statement
Exhibit D	-	Forms of UCC-3 Filing
Exhibit E	-	Waiver Notice by Gordon Brothers Brands to the Proposed Transaction
Exhibit F	-	Waiver of Notice by John Peterman
Exhibit G	-	Waterfall of Payments from Cash Purchase Price
Exhibit H	-	Sterling Assumption Agreement
Exhibit I	-	Trademark Assignment Agreement
Exhibit J	-	Domain Name and Social Media Assignment
Exhibit K	-	U.S. Trademark Assignment
Exhibit L	-	Intellectual Property Assignment

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SURRENDER AND ASSET SALE AGREEMENT

THIS SURRENDER AND ASSET SALE AGREEMENT (this “Agreement”) is made and entered into effective as of May 31, 2019, by and among Rosenthal & Rosenthal, Inc., a New York corporation (the “Seller”), JP Outfitters, LLC, a Delaware limited liability company (the “Buyer”), and The J. Peterman Company, LLC a Delaware limited liability company (the “Borrower”).

WHEREAS, Borrower and Seller are parties to that certain Financing Agreement dated November 20, 2017, as supplemented and or amended (the “Rosenthal Financing Agreement” and together with the other and further documents executed in connection therewith or arising therefrom, collectively, the “Rosenthal Loan Documents”);

WHEREAS, in order to secure payment and performance of any and all obligations of Borrower to Seller, including those arising under the Rosenthal Financing Agreement, Borrower granted to Seller security interests and liens upon certain property including, but not limited to, all assets of the Borrower, except as specifically excluded below (the “Rosenthal Collateral”);

WHEREAS, the security interests and liens set forth in and evidenced by the Rosenthal Loan Documents were, and are, duly perfected;

WHEREAS, the debts evidenced by the Rosenthal Loan Documents including outstanding principal of $2,238,589.92, accrued and accruing non-default and default interest, and costs and expenses incurred by the Seller (collectively, the “Rosenthal Obligations”) have matured and Borrower has failed and refused and continues to fail and refuse to pay all or any part thereof, which Rosenthal Obligations, as of the date hereof, are not less than $2,238,589.92; and

WHEREAS, in accordance with its rights as a secured party under the Uniform Commercial Code (the “UCC”) and pursuant to the rights granted to it under the Rosenthal Loan Documents (i) the Seller, as secured party, desires to sell the Rosenthal Collateral, upon which it has perfected liens set forth more particularly hereafter, to the Buyer, and (ii) the Buyer desires to pay for and accept such assets, upon the terms and subject to the conditions set forth herein (the “Proposed Transaction”) and (iii) the Borrower consents and agrees to the Proposed Transaction as provided herein.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties and covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all the parties, the parties hereby agree as follows:

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ARTICLE I

CERTAIN DEFINITIONS

1.1 Definitions For the purposes of this Agreement, the following terms have the meanings set forth below:

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Governing Authority” shall mean any: (i) federal, state, local, municipal, foreign or other government; (ii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); or (iii) body exercising, or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature, including any arbitral tribunal.

“Lien” means any mortgage, pledge, hypothecation, lien (statutory or otherwise), preference, priority, security interest, tax owed, security agreement, easement, covenant, restrictions on transfer or other encumbrance of any kind or nature whatsoever.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, entity or Governing Authority.

ARTICLE II

PURCHASE AND SALE OF ASSETS

2.1 Basic Transaction

(a) On the terms and subject to the conditions set forth in this Agreement, the Buyer shall purchase from the Seller, and the Seller, as holder of a perfected security interests in the Rosenthal Collateral, in accordance with Sections 9-610 and 9-617(a) of the UCC, shall, through a secured creditor’s sale or otherwise, sell, convey, assign, transfer and deliver to the Buyer on the “Closing Date” (as that term is defined below), all right, title and interest on an “AS IS, WHERE IS” basis, in and to the Rosenthal Collateral (collectively, the “Assets” and each, an “Asset”) and located on or about the premises known as, and located at: 5345 Creek Road, Blue Ash, Ohio 45242-9514 (the “Premises”). Borrower leases the Premises from Creek Road Warehouse Complex, LLC (together with any successors or assigns, is referred to herein as the “Landlord”).

(b) The Borrower represents and the Buyer acknowledges that the Assets are located at, on, in or about the Premises. The Buyer acknowledges that (i) the Seller has not taken physical possession or control of the Assets, and (ii) the Buyer will have to make arrangements with the Borrower and the Landlord for access to and possession of the Assets, provided that the Borrower hereby agrees to cooperate with the Buyer to facilitate such access and transfer.

(c) At the Closing, Seller shall deliver to Buyer title to the Assets, free and clear of all liens, claims, encumbrances and interests except for the liens and Equipment Leases listed on the attached Exhibit A.

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(d) The Buyer shall not assume any liability or obligation of Borrower, of Seller or of any other Person or party, whether relating to the Assets or otherwise, except as expressly stated herein or listed on Exhibit B (the “Assumed Liabilities”).

2.2 Closing Transactions.

(a) The closing of the transactions contemplated by this Agreement (the “Closing”), shall occur promptly upon the expiration of notices hereof, if any, to be given to Lien Holders or others entitled to receive notice hereof, to the extent such notices are not waived as provided herein, if any, but in no event later than June 14, 2019 (the “Closing Date”), subject to the Seller Deliveries and the Buyer Deliveries.

(b) At the Closing:

(i) The Seller shall deliver to the Buyer the following (collectively, the “Seller Deliveries”).

(A) a duly executed Secured Party’s Bills of Sale- Transfer Statements with respect to the Assets in the form attached hereto as Exhibit C (the “Secured Party’s Bill of Sale-Transfer Statement”) executed by the Seller in its capacity as holder of perfected security interests in the Assets;

(B) one or more releases or termination statements as to the Assets in recordable form executed by Seller in the form attached as Exhibit D;

(C) a waiver of notice of sale duly executed by Gordon Brother Brands, LLC (“GBB”) in the form attached as Exhibit E;

(D) a waiver of notice of sale duly executed by John Peterman in the form attached as Exhibit F; and

(E) confirmation that a Financing Agreement between Seller and Buyer, and all related loan documents, has been executed and entered into and that all conditions precedent to the effectiveness of such credit facility, other than the satisfaction of the conditions precedent to this Agreement, have been satisfied.

(ii) The Buyer shall deliver to the Seller the following (collectively, the “Buyer Deliveries”):

(A) the Cash Purchase Price payable at Closing by wire transfer of immediately available funds to an account designated in writing by the Seller.

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2.3 Purchase Price. The aggregate consideration to be paid by the Buyer for the Assets shall be:

(a) to the Seller, the Rosenthal Obligations as of the Closing Date Two Million, Two Hundred and Thirty Eight Thousand, Five Hundred and Eighty Nine Dollars and Ninety Two Cents ($2,238,589.92) (the “Cash Purchase Price”); and

(b) the Assumed Liabilities;

(The Assumed Liabilities and the Cash Purchase Price, collectively, the “Purchase Price”).

From the Cash Purchase Price there shall be paid the amounts set forth on Exhibit G (“Waterfall”).

ARTICLE III

CONDITIONS TO CLOSING

3.1 Conditions to the Buyer’s Obligations. The obligation of the Buyer to consummate the transactions contemplated by this Agreement is subject to:

(a) the receipt by Buyer, in form and substance satisfactory to Buyer, of the Seller Deliveries, any of which the Buyer shall have the right to waive and proceed to the Closing;

(b) All notices of the transactions contemplated by this agreement required by the Rosenthal Loan Documents, Article 9 of the Uniform Commercial Code or by applicable law have been effectively waived or successfully given by the Seller, to the reasonably commercial satisfaction of the Buyer and any time to object or otherwise responds to such notices shall have expired without response or objection;

(c) the Buyer’s having made financial and other arrangements with the Landlord for access to and possession of the Assets;

(d) Successful negotiation and execution of a Lease Assignment and Assumption Agreement for the Leased Premises and Improvements from Landlord (the “Lease Assignment Agreement”);

(e) Receipt by Buyer of an Assignment and Assumption of Trade Debt Agreement with Sterling Group Holdings Limited (“Sterling”), in the form of the attached Exhibit H, (the “Sterling Assumption Agreement”).

(f) Any and all liens must be released or the Buyer must have consented to accept title to the Assets subject to the liens, such as Equipment Leases or financing arrangements described in Exhibit A;

(g) Continued accuracy of representations and warranties at signing and closing, and compliance with all covenants required to be performed at or prior to closing;

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(h) The absence of any litigation, proceeding or injunction prohibiting the consummation of the Proposed Transaction;

(i) The delivery of notice from the Seller that all of the conditions set forth in Section 3.2 hereafter are satisfied or waived;

(j) Buyer’s entry into an Intellectual Property Purchase Agreement with Asiamax Holding Limited (“Asiamax”) on terms that are acceptable to Buyer which shall provide for the payment by of not less than $1.4 million (the “IP Purchase Price”) at the closing of this Agreement by Asiamax and the remittance of $998,270.11 of the IP Purchase Price to satisfy the GBB claim and lien, with the balance of the IP Purchase Price, minus transaction expenses of the Buyer with respect to the Proposed Transaction not to exceed $50,000.00, to be paid to Rosenthal at closing on account of the Rosenthal Obligations;

(k) Buyer’s entry into an Intellectual Property License Agreement with Asiamax on terms acceptable to the Buyer;

(l) Buyer’s entry into a credit facility with Rosenthal in an amount sufficient to payoff Rosenthal Obligations, and have post closing availability after giving effect to any and all amounts required to be disbursed in connection with the Proposed Transactions, in an amount not less than the amount required under such credit agreement; and

(m) Receipt by Buyer of a (i) Trademark Assignment Agreement, (ii) Domain Name and Social Media Assignment, (iii) U.S. Trademark Assignment, and (iv) Intellectual Property Assignment, each executed by Borrower in favor of Buyer, substantially in the forms Annexed hereto as Exhibits I, J, K and L, respectively.

3.2 Conditions to the Seller’s Obligations. The obligation of the Seller to consummate the transactions contemplated by this Agreement is subject to the receipt by Seller, in form and substance satisfactory to Seller, of the Buyer Deliveries and the items listed below, any of which the Seller shall have the right to waive and proceed to the Closing:

(a) The expiration of any and all notice and other procedural requirements mandated by applicable law or contract;

(b) The obtaining of any necessary third-party consents;

(c) The absence of any prohibition, stay, condition, limitation or impediment to Closing issued, ordered or imposed by any Governing Authority;

(d) The delivery of notice from the Buyer that all of the conditions set forth in Section 3.1 above are satisfied or waived.

(e) Receipt of the waiver of notice from GBB regarding the Proposed Transaction.

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(f) Receipt of the waiver of notice from John Peterman regarding the Proposed Transaction.

Upon receipt by Seller of the Buyer Deliveries, Seller shall deliver to Buyer the Secured Creditor’s Bill of Sale and the UCC Termination Statement.

3.3 Failure to Close.

(a) In the event that all conditions to the Buyer’s obligations under Section 3.1 above are satisfied or waived and Buyer fails or refuses to close, the Seller’s sole remedy is to terminate this Agreement.

(b) In the event that all conditions to the Seller’s obligations under Section 3.2 above are satisfied or waived and Seller fails or refuses to close, the Buyer’s sole remedy to terminate this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE BORROWER

As a material inducement to the Buyer and Seller to enter into this Agreement and consummate the transactions contemplated hereby, the Borrower hereby represents and warrants to the Buyer and Seller that the following are true and correct:

4.1 Organization and Power. The Borrower is duly organized and validly existing under the laws of Delaware, with full power and authority to enter into this Agreement and to perform its obligations hereunder.

4.2 Authorization. This Agreement has been duly executed and delivered by the Borrower and, assuming that this Agreement is the valid and binding obligation of the Buyer and Seller, this Agreement constitutes the valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

4.3 No Breach. The Borrower is not subject to or obligated under its organizational documents, any applicable law, rule or regulation of any Governing Authority, or any material agreement or instrument, or any license, franchise or permit, or subject to any order, writ, injunction or decree, which would be breached or violated in any material respect by Seller’s execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, assuming that the GBB waiver of notice has been received.

4.4 Assets- Waiver of Notice.

(a) Pursuant to the Rosenthal Loan Documents, the Seller has a valid, enforceable Lien upon the Assets.

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(b) Borrower is joining herein for the purpose of confirming that, effective as of the Closing, Seller is conveying all of Seller’s rights, title and interest in the Assets, it consents to and transfers surrender and possession of the Assets to Buyer, and it confirms certain underlying facts to Buyer, and Borrower hereby represents and warrants to and agrees with Buyer and Seller that:

(i)	the facts in the recitals are true and correct, except that Borrower makes no warranty as to perfection or priority, but does represent and warrant that Borrower has granted a security interest in the Assets to Seller and to GBB and no other Person except for those Equipment Leases listed on Exhibit A;

(ii)	Borrower has conveyed its title to the Assets, free and clear of liens, claims, charges, and encumbrances except for the security interests and liens reflected on Exhibit A;

(iii)	Borrower does not know of any secondary obligors (as defined in the UCC) with respect to the obligations secured by the Assets except for John Peterman;

(iv)	By joining herein, Borrower agrees that the Proposed Transaction, which is a private sale pursuant to Article 9 of the UCC, including Sections 9-610 and 9-617, is commercially reasonable (and it consents to same and waives any and all objection to the same) and Borrower is aware of, but does not wish to exercise its rights of redemption in the Assets. Borrower agrees that it has received any and all notices required by the UCC (including those under Sections 9-610,9-611,9-612 and 9-617) to be given and waive any prior notice of sale provisions set forth in the Rosenthal Loan Documents or as may otherwise be required by the UCC to be given and Buyer is a good faith transferee.

(v)	Borrower represents and warrants that Seller has a valid lien on and security interest in the Assets and, as of the Closing Date, Seller shall be deemed to have released its lien on and security interest in the Borrower’s Assets;

(vi)	Borrower represents and warrants to Seller that the Borrower is the lessee on the Equipment Leases specified in Exhibit A. Borrower represents and warrants that the obligations under such Equipment Leases are current and will remain current through the Closing Date.

4.5 Governmental Authorities and Consents. The Borrower is not required to submit any notice, report or other filing with any Governing Authority in order for Borrower to execute and deliver this Agreement, consummate the transactions contemplated hereby or deliver to the Seller all right, title and interest in the Assets. No material consent, approval or authorization of any Governing Authority is required to be obtained by the Borrower in order for the Borrower to execute and deliver this Agreement, consummate the transactions contemplated hereby or deliver to the Buyer all of the right, title and interest in the Assets.

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4.6 Brokerage. There are no claims for brokerage commissions, employee bonuses, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Borrower.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE SELLER

As a material inducement to the Buyer to enter into this Agreement and consummate the transactions contemplated hereby, the Seller hereby represents and warrants to the Buyer that the following are true and correct:

5.1 Organization and Power. The Seller is a corporation duly organized and validly existing under the laws of the State of New York, with full power and authority to enter into this Agreement and to perform its obligations hereunder.

5.2 Authorization. This Agreement has been duly executed and delivered by the Seller and, assuming that this Agreement is the valid and binding obligation of the Buyer, this Agreement constitutes the valid and binding obligation of the Seller, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

5.3 No Breach. The Seller is not subject to or obligated under any organizational documents, any applicable law, rule or regulation of any Governing Authority, or any material agreement or instrument, or any license, franchise or permit, or subject to any order, writ, injunction or decree, which would be breached or violated in any material respect by Seller’s execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

5.4 Assets.

(a) Pursuant to the Rosenthal Loan Documents, the Seller has a valid, enforceable Lien upon the Assets which was perfected through the filing of the Rosenthal UCC Financing Statement.

(b) Upon execution of this Agreement and receipt of the Purchase Price payable at Closing by Buyer, all Liens that Seller may have in or to the Assets shall, and shall be deemed, discharged in accordance with Section 9-617(a) of the Uniform Commercial Code and Seller shall, in accordance with Section 3.2 of this Agreement, execute and deliver in favor of Buyer (i) UCC-3 terminations, substantially in the form of Exhibit D hereto, and (ii) at the request of Buyer, such other and further documents and instruments, in form and substance reasonably satisfactory to Seller, in order to evidence the release and termination of all Liens of the Seller in or to the Assets.

(c) Seller has not conveyed, assigned, transferred or otherwise encumbered its Lien on or security interest in the Assets.

5.5 Governmental Authorities and Consents. The Seller is not required to submit any notice, report or other filing with any Governing Authority in order for Seller to execute and deliver this Agreement, consummate the transactions contemplated hereby or deliver to the Buyer all right, title and interest in the Assets. No material consent, approval or authorization of any Governing Authority is required to be obtained by the Seller in order for the Seller to execute and deliver this Agreement, consummate the transactions contemplated hereby or deliver to the Buyer all of the right, title and interest in the Assets.

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5.6 Brokerage. There are no claims for brokerage commissions, employee bonuses, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Seller.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE BUYER

As an inducement to the Seller to enter into this Agreement and consummate the transactions contemplated hereby, the Buyer hereby represents and warrants to the Seller that the following are true and correct:

6.1 Recitals. The matters and facts set forth in the Recitals above are true and correct.

6.2 Organization and Power. The Buyer is a limited liability company duly organized and validly existing under the laws of the State of Delaware, with full requisite power and authority to enter into this Agreement and to perform its obligations hereunder.

6.3 Authorization. The execution, delivery and performance by the Buyer of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Buyer and no other requisite act or proceeding on the part of the Buyer, its board of directors or stockholders is necessary to authorize the execution, delivery or performance of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Buyer and, assuming that this Agreement is the valid and binding obligation of the Seller and the Borrower, this Agreement constitutes a valid and binding obligation of the Buyer, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

6.4 No Breach. The Buyer is not subject to or obligated under its certificate or articles of incorporation, bylaws or similar organizational documents, any applicable law, rule or regulation of any Governing Authority, or any material agreement or instrument, or any license, franchise or permit, or subject to any order, writ, injunction or decree, which would be breached or violated in any material respect by the Buyer’s execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

6.5 Governmental Authorities and Consents. The Buyer is not required to submit any notice, report or other filing with any Governing Authority in connection with the execution or delivery by it of this Agreement or the consummation of the transactions contemplated hereby. No consent, approval or authorization of any Governing Authority is required to be obtained by the Buyer in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

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6.6 Brokerage. There are no claims for brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Buyer.

6.7 Asset Condition. Buyer acknowledges by accepting this Agreement that Seller is not in the business of selling the Assets and has an interest in the Assets solely as a secured creditor for the purposes of liquidating the Assets. Buyer further acknowledges that it is familiar with the Assets being transferred to it, has thoroughly examined and inspected the Assets and satisfied itself as to their existence, condition and quality and does not in any way rely on any statements or representations made by Seller or Borrower as to the condition of the Assets, but has made the decision to purchase the Assets solely based on its own examination. Without limiting the foregoing, Buyer acknowledges that neither Seller nor, except as otherwise set forth herein, Borrower, has made any representations or warranties regarding the quantity or quality of the Assets.

6.8 Waiver of Certain Warranties. The Seller is selling the Assets to Buyer “AS-IS” AND EXCEPT AS SET FORTH IN THIS AGREEMENT, SELLER SPECIFICALLY DISCLAIMS ANY AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR USE OR PURPOSE, AND BUYER, BY ACCEPTING THIS BILL OF SALE AGREES TO TAKE THE ASSETS ON THAT BASIS. Without limiting the foregoing, Buyer acknowledges that the Borrower prepared all Exhibits hereto that set forth the Purchased Assets with specificity, and that Seller has no knowledge as to the accuracy thereof, and Buyer assumes all risk that some or all of the Purchased Assets are not currently in existence, or that the amounts thereof are in fact more or less than identified in any Exhibit hereto, or that Borrower does not have all right, title and interest therein.

ARTICLE VII

COVENANTS AFTER CLOSING

7.1 Access. In the event that Buyer cannot obtain access to and delivery of the Assets as of the Closing Date, Buyer’s sole remedy shall be to terminate this Agreement.

7.2 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants set forth in this Agreement shall survive the Closing.

7.3 Press Release and Announcements. Unless required by law (in which case each of the Buyer and the Seller agree to use reasonable efforts to consult with the other party prior to any such disclosure as to the form and content of such disclosure), after the date hereof and through and including the Closing Date, no press releases, announcements or other releases of information related to this Agreement or the transactions contemplated hereby will be issued or released without the consent of each of the Buyer and the Seller, except that neither Buyer nor Seller shall be under any restriction with respect to the disclosure of information which it, in its sole and absolute discretion, deems necessary or appropriate to the exercise and enforcement of its rights and interests including those acquired or sold, or to be acquired or sold, hereunder.

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7.4 Expenses. Except as otherwise specifically set forth herein, the Seller, Borrower and Buyer shall pay all of their own respective fees, costs and expenses (including fees, costs and expenses of legal counsel, investment bankers, brokers and other representatives and consultants) incurred in connection with the negotiation of this Agreement, the performance of their obligations hereunder and the consummation of the transactions contemplated hereby, provided however, that Seller shall include its fees, costs and expenses as part of the Rosenthal Obligations that are included in the new credit facility with the Buyer.

7.5 Further Assurances. From time to time, as and when requested by any party hereto and at such party’s expense, any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further actions as the requesting party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement. In addition to the foregoing, the Seller shall take such actions as may be reasonably requested by the Buyer, at the Buyer’s sole cost and expense, to permit the Buyer to take delivery of and to transport the Assets, if applicable.

7.6 Sales and Transfer Taxes. All sales, use, excise, value-added, goods and services, transfer, recording, documentary, registration, conveyancing and similar taxes that may be imposed on the sale and transfer of the Assets (including any stamp, duty or other tax chargeable in respect of any instrument transferring property be paid), together with any and all penalties, interest and additions to tax with respect thereto, shall be paid by the Buyer. The Buyer and the Seller shall cooperate in timely making all filings, returns, reports and forms as may be required to comply with the provisions of applicable law in connection with the payment of any such taxes described in the immediately preceding sentence.

7.7 Mutual Assistance. The Buyer and the Seller agree that they will mutually cooperate in the expeditious filing of any notices, reports and other filings with any governmental authority required to be submitted jointly by the Buyer and the Seller in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby or thereby.

7.8 Term. Unless the Proposed Transaction closes or this Agreement is extended by the Buyer and the Seller, this Agreement will terminate at 5:00 p.m. (Eastern) on June 14, 2019.

ARTICLE VIII

ADDITIONAL AGREEMENTS; COVENANTS AFTER CLOSING

8.1 Acknowledgment by the Buyer. The Buyer, a sophisticated purchaser, acknowledges that it has conducted, or will conduct, to its satisfaction, an independent investigation and verification of the Assets and the liabilities related thereto and, in making its determination to proceed with the transactions contemplated by this Agreement, the Buyer has relied on the results of its own independent investigation and verification and on the representations and warranties of the Seller expressly and specifically set forth in this Agreement. BUYER ACKNOWLEDGES AND AGREES THAT SELLER (A) MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE CONCERNING THE PHYSICAL CONDITION OF THE ASSETS, INCLUDING, WITHOUT LIMITATION, WITH RESPECT TO THE ENVIRONMENTAL OR PHYSICAL CONDITION THEREOF, THE COMPLIANCE OF THE ASSETS WITH ANY LAWS, RULES OR REGULATIONS, THE MERCHANTABILITY OR SUITABILITY OF THE ASSETS FOR CURRENT USE OR BUYER’S PROPOSED USE, OR WITH RESPECT TO THE QUALITY OR VALUE OF THE ASSETS AND (B) MAKES NO OTHER REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE EXCEPT AS SET FORTH IN THIS AGREEMENT FOR WHICH BUYER MAY SEEK RECOURSE UPON A BREACH BY SELLER THEREOF PURSUANT TO SECTION 7.3 OF THIS AGREEMENT.

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8.2 Amendment and Waiver. This Agreement may be amended, and any provision of this Agreement may be waived; provided that any such amendment or waiver will be binding upon the Seller or the Buyer only if such amendment or waiver is set forth in a writing executed by the Seller or the Buyer, as the case may be. No course of dealing between or among any Persons having any interest in this Agreement shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver constitute a continuing waiver.

8.3 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered by hand or sent by telecopy (with hard copy to follow); (ii) one day after being sent by reputable overnight express courier (charges prepaid), or (iii) five days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing, notices, demands and communications to the Seller and the Buyer shall be sent to the addresses indicated below:

Notices to Buyer: JP Outfitters, LLC

1111 Brickell Avenue

Suite 1300

Miami, FL 33131

Attention: Arnold Cohen

with a copy to (which shall not constitute notice to the Buyer):

O’Keefe Law, P.A.

1111 Brickell Avenue

Suite 1300

Miami, FL 33131

Attention: Douglas L. O’Keefe, Esq.

Notices to the Seller: Rosenthal & Rosenthal, Inc.

1370 Broadway

New York, NY 10018

Attention: Robert A. Miller, EVP

With a copy to:

Otterbourg P.C.

230 Park Avenue

New York, NY 10169

Attention: Steven B. Soll, Esq.

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8.4 Successors and Assigns. This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the parties hereto, shall bind and inure to the benefit of the respective heirs, successors and assigns of the parties hereto whether so expressed or not, except that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by the Seller or the Buyer, as the case may be, without the other party’s prior written consent.

8.5 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

8.6 Interpretation. The headings and captions used in this Agreement, in any Schedule or Exhibit hereto, in the table of contents or in any index hereto are for convenience of reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement or any Schedule or Exhibit hereto, and all provisions of this Agreement and the Schedules and Exhibits hereto shall be enforced and construed as if no caption or heading had been used herein or therein. Any capitalized terms used in any Schedule or Exhibit attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement. Each defined term used in this Agreement shall have a comparable meaning when used in its plural or singular form. The use of the word “including” herein shall mean “including without limitation” and shall not be deemed to be limiting, unless the context otherwise required, “neither,” “nor,” “any,” “either” and “or” shall not be exclusive. The parties hereto intend that each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party has not breached shall not detract from or mitigate the fact that such party is in breach of the first representation, warranty or covenant. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

8.7 No Third-Party Beneficiaries. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person other than the parties hereto and their respective permitted successors and assigns, any rights or remedies under or by reason of this Agreement, such third parties specifically including employees and creditors of the Buyer and its Affiliates.

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8.8 Complete Agreement. This Agreement and the agreements and documents referred to herein contain the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter in any way.

8.9 Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile or PDF signature pages), all of which taken together shall constitute one and the same instrument.

8.10 Delivery by Facsimile or Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or electronic transmission in portable document format (“PDF”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or electronic transmission in PDF to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission in PDF as a defense to the formation of a contract and each such party forever waives any such defense.

8.11 Governing Law. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF OHIO OR ANY OTHER JURISDICTIONS) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE STATE OF DELAWARE.

8.12 Jurisdiction. Each of Buyer and Seller hereby irrevocably consents to the non- exclusive jurisdiction of the courts of the state of New York and of any federal court located in such state in connection with any action or proceeding arising out of or relating to this Agreement.

8.13 Waiver of Jury Trial. EACH OF BUYER AND SELLER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8.14 Schedules. All Exhibits and Schedules attached hereto are incorporated herein and expressly made a part of this Agreement as though completely set forth herein. All references to this Agreement herein or in any of the Exhibits or Schedules shall be deemed to refer to this entire Agreement, including all Exhibits and Schedules.

[SIGNATURES ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

BUYER:

JP OUTFITTERS, LC

By:	/s/ Arnold Cohen
Name:	Arnold Cohen
Title:	Manager

SELLER:

ROSENTHAL & ROSENTHAL, Inc.

By:	/s/ Robert A. Miller
Name:	Robert A. Miller
Title:	Executive Vice President

Borrower:

THE J. PETERMAN COMPANY, LLC

By:	/s/ John H. Peterman
Name:	John H. Peterman
Title:	Chairman

[Signature page to Surrender and Asset Sale Agreement]

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EXHIBIT A

List of Equipment Leases/Permitted Liens

Managed Print Services and Maintenance Agreement between Borrower and ComDoc, Inc.

EXHIBIT B

Assumed Liabilities

1)	Liability under the Equipment Leases specified on Exhibit A.

2)	Liability of Borrower to GBB in an amount of not more than $998,270.11.

3)	Liabilities of Borrower to Sterling in an amount of not more than $2,600,000.00 (inclusive of the $1,000,000 Note)

EXHIBIT C

Secured Party’s Bill of Sale – Transfer Statement

EXHIBIT D

Forms of UCC-3 Filing

EXHIBIT E

Gordon Brothers Brands, LLC Waiver of Notice

EXHIBIT F

Waiver of Notice by John Peterman

EXHIBIT G

Waterfall of Payments from Cash Purchase Price

EXHIBIT H

Sterling Assumption Agreement

EXHIBIT I

Trademark Assignment Agreement

EXHIBIT J

Domain Name and Social Media Assignment

EXHIBIT K

U.S. Trademark Assignment

EXHIBIT L

Intellectual Property Assignment